UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 7, 2005

Commission File Number: 0-22325

INFORMATION ARCHITECTS CORPORATION
(Exact name of registrant as specified in its chapter)

NORTH CAROLINA	87-0399301
(State or other jurisdiction of incorporation)	IRS Employer Identification No.)

PROSPECT PARK I, 5229 NW 33RD AVENUE,
FORT LAUDERDALE, FLORIDA
(Address of principal executive offices) (Zip Code)

(954) 486-8835
(Registrant’s telephone number, including area code)

6500 SW 15th Ave, Suite 300,
Ft. Lauderdale, FL 33309
(Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Charles Maurice resigned from the position of a Director of Information Architects Corporation on July 1, 2005.

Item 9.01 Exhibits

Number	Description
99.1	Letter of Resignation; Charles Maurice

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

Information Architects Corporation By: /s/ William Overhulser, COO William Overhulser, COO

Date: July 7, 2005